EXHIBIT 21

SUBSIDIARIES OF UMB FINANCIAL CORPORATION

December 31, 2015

Name of Entity Organization	Incorporation or Jurisdiction of
A. Registrant and Parent Company

UMB Financial Corporation	Missouri

B. Subsidiaries of Registrant

1. UMB Bank, n.a.	United States
UMB Financial Corporation owns 100%

a. Kansas City Financial Corporation	Kansas
UMB Bank, n.a. owns 100%

b. UMB Bank & Trust, n.a.	Missouri
UMB Bank, n.a. owns 100%

c. UMB Capital Corporation	Missouri
UMB Bank, n.a. owns 100%

d. UMB Banc Leasing Corporation	Missouri
UMB Bank, n.a. owns 100%

e. UMB Trust Company of South Dakota	South Dakota
UMB Bank, n.a. owns 100%

f. UMB Insurance, Inc.	Missouri
UMB Bank, n.a. owns 100%

g. Kansas City Realty Company	Kansas
UMB Bank, n.a. owns 100%

1) UMB Realty Company, LLC	Delaware
Kansas City Realty Company owns 100%

h. UMB Colorado Property, LLC	Colorado
UMB Bank, n.a. owns 100%

i. Conifer Properties, LLC	Missouri
UMB Bank, n.a. owns 100%

j. Marquette Business Credit, LLC	Texas
UMB Bank, n.a. owns 100%

1) Marquette Business Credit SPE I, LLC	Minnesota
Marquette Business Credit, LLC owns 100%

k. Marquette Transportation Finance, LLC	Minnesota
UMB Bank, n.a. owns 100%

l. Meridian AZ Properties, LLC	Delaware
UMB Bank, n.a. owns 100%

m. 9700, LLC	Virginia
UMB Bank, n.a. owns 100%

n. SB&T Assets, LLC	Texas
UMB Bank, n.a. owns 100%

2. United Missouri Insurance Company	Arizona
UMB Financial Corporation owns 100%

3. Scout Investments, Inc.	Missouri
UMB Financial Corporation owns 100%

4. UMBCDC, Inc.	Missouri
UMB Financial Corporation owns 100%

5. Scout Distributors, LLC	Missouri
UMB Financial Corporation owns 100%

6. UMB Fund Services, Inc.	Wisconsin
UMB Financial Corporation owns 100%

a. UMB Distribution Services, LLC	Wisconsin
UMB Fund Services, Inc. owns 100%

b. J.D. Clark & Company	Utah
UMB Fund Services, Inc. owns 100%

7. UMB Financial Services, Inc.	Missouri
UMB Financial Corporation owns 100%

8. Marquette Asset Management	Minnesota
UMB Financial Corporation owns 100%

9. Prairie Capital Management, LLC	Missouri
UMB Financial Corporation owns 100%

10. UMB Management Equity Holdings, Inc.	Missouri
UMB Financial Corporation owns 100%

a. UMB Management Equity PE I, LP	Missouri
UMB Management Equity Holdings, Inc. owns 0.5%

b. UMB Management Equity PE II, LP	Missouri
UMB Management Equity Holdings, Inc. owns 0.5%

c. UMB Management Equity HF, LP	Missouri
UMB Management Equity Holdings, Inc. owns 0.5%

11. UMB Merchant Banc, LLC	Missouri
UMB Financial Corporation owns 100%

a. UMB Management Equity PE I, LP	Missouri
UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Private Equity III, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity III, L.P.	Delaware
PCM Capital – Private Equity III, LLC is general partner

2) PCM Capital – Credit Opportunities, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Credit Opportunities, L.P.	Delaware
PCM Capital – Credit Opportunities, LLC is general partner

3) PCM Capital – Woodford Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Woodford Co-Invest, L.P.	Delaware
PCM Capital – Woodford Co-Invest, LLC is general partner

4) PCM Capital – Private Equity IV, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity IV, L.P.	Delaware
PCM Capital – Private Equity IV, LLC is general partner

5) PCM Capital – Permian Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Permian Co-Invest, L.P.	Delaware
PCM Capital – Permian Co-Invest, LLC is general partner

6) PCM Capital – CEC Opportunity II, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills CEC Opportunity II, L.P.	Delaware
PCM Capital – CEC Opportunity II, LLC is general partner

7) PCM Capital – Credit Opportunities II, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Credit Opportunities II, L.P.	Delaware
PCM Capital – Credit Opportunities II, LLC is general partner

8) PCM Capital – Kissner Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Kissner Co-Invest L.P.	Delaware
PCM Capital – Kissner Co-Invest, LLC is general partner

9) PCM Capital – BH New Opportunity Co-Invest Fund, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills BH New Opportunity Co-Invest Fund L.P.	Delaware
PCM Capital – BH New Opportunity Co-Invest
Fund, LLC is general partner

10) PCM Capital – Traverse Midstream Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Traverse Midstream Co-Invest L.P.	Delaware
PCM Capital – Traverse Midstream Co-Invest
Fund, LLC is general partner

11) PCM Capital – EMG Opportunity II, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills EMG Opportunity II, L.P.	Delaware
PCM Capital – EMG Opportunity II, LLC is general partner

12) PCM Capital – Venture Opportunities, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Venture Opportunities L.P.	Delaware
PCM Capital – Venture Opportunities, LLC is general partner

b. UMB Management Equity PE II, LP	Missouri
UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Plains Co-Invest, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills Plains Co-Invest, L.P.	Delaware
PCM Capital – Plains Co-Invest, LLC is general partner

2) PCM Capital – UTICA Co-Invest, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills UTICA Co-Invest, L.P.	Delaware
PCM Capital – UTICA Co-Invest, LLC is general partner

3) PCM Capital – AEP Co-Invest, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills AEP Co-Invest, L.P.	Delaware
PCM Capital – AEP Co-Invest, LLC is general partner

4) PCM Capital – EMG Opportunity, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills EMG Opportunity, L.P.	Delaware
PCM Capital – EMG Opportunity, LLC is general partner

5) PCM Capital – Founders, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills Founders, L.P.	Delaware
PCM Capital – Founders, LLC is general partner

c. UMB Management Equity HF, LP	Missouri
UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Concentrated Global L/S Equity, LLC	Delaware
UMB Management Equity HF, LP owns 100%

a) Flint Hills Concentrated Global L/S Equity, L.P.	Delaware
PCM Capital – Concentrated Global L/S
Equity, LLC is general partner

2) PCM Capital – Diversified Strategies, LLC	Delaware
UMB Management Equity HF, LP owns 100%

a) Flint Hills Diversified Strategies, L.P.	Delaware
PCM Capital – Diversified Strategies, LLC is general partner

3) PCM Capital – Long/Short Equity, LLC	Delaware
UMB Management Equity HF, LP owns 100%

a) Flint Hills Long/Short Equity, L.P.	Delaware
PCM Capital – Longshort Equity, LLC is general partner

4) PCM Capital – Activist Strategies, LLC	Delaware
UMB Management Equity HF, LP owns 100%

a) Flint Hills Activist Strategies, L.P.	Delaware
PCM Capital – Activist Strategies, LLC is general partner

d. PCM Capital – Managed Equity Fund I, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Managed Equity Fund I L.P.	Delaware
PCM Capital – Managed Equity Fund I, LLC is general partner

e. PCM Capital – Private Equity Co-Investment I, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity Co-Investment I, L.P.	Delaware
PCM Capital – Private Equity Co-Investment I, LLC is general partner

f. PCM Capital – Private Equity, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity, L.P.	Delaware
PCM Capital – Private Equity, LLC is general partner

g. PCM Capital – Private Equity II, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity II, L.P.	Delaware
PCM Capital – Private Equity II, LLC is general partner

h. PCM Capital – Select Managers Fund, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Select Managers Fund, L.P.	Delaware
PCM Capital – Select Managers Fund, LLC is general partner

i. PCM Capital – Spartan Co-Invest, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Spartan Co-Invest, L.P.	Delaware
PCM Capital – Spartan Co-Invest, LLC is general partner

j. PCM Capital – Strategic Small Mid Cap, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Strategic Small Mid Cap, L.P.	Delaware
PCM Capital – Strategic Small Mid Cap, LLC is general partner

k. PCM Capital – Tech Investments, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Tech Investments, L.P.	Delaware
PCM Capital – Tech Investments, LLC is general partner

l. PCM Capital – SQ Opportunity, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills SQ Opportunity, L.P.	Delaware
PCM Capital – SQ Opportunity, LLC is general partner

m. PCM Capital – CEC Opportunity, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills CEC Opportunity, L.P.	Delaware
PCM Capital – CEC Opportunity, LLC is general partner